                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                    FORM 8-K
                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934

                        AUGUST 14, 2002 (AUGUST 13, 2002)
                   DATE OF REPORT (DATE OF EARLIEST REPORTED)

                         THE PEPSI BOTTLING GROUP, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                    DELAWARE
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

      1-14893                                             13-4038356
(COMMISSION FILE NUMBER)                     (IRS EMPLOYER  IDENTIFICATION NO.)


                      ONE PEPSI WAY, SOMERS, NEW YORK 10589
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (914) 767-6000

ITEM 9.  OTHER EVENTS

         On August 14, 2002, The Pepsi Bottling Group, Inc. submitted to the Securities and Exchange Commission the Statements under Oath of the Principal Executive Officer and the Principal Financial Officer in accordance with the SEC's June 27, 2002 Order requiring the filing of sworn statements pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934.

         The information in Exhibit 99.1 and Exhibit 99.2 are incorporated herein by reference.



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c) Exhibits

99.1     Statement Under Oath of Principal Executive Officer of The Pepsi
         Bottling Group, Inc. Regarding Facts and Circumstances Relating to
         Exchange Act Filings.

99.2     Statement Under Oath of Principal Financial Officer of The Pepsi
         Bottling Group, Inc. Regarding Facts and Circumstances Relating to
         Exchange Act Filings.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: August 14, 2002                       THE PEPSI BOTTLING GROUP, INC.



                                            By:  /s/ Pamela C. McGuire
                                                 ---------------------
                                                 Pamela C. McGuire
                                                 Senior Vice President,
                                                 General Counsel and Secretary

                                INDEX TO EXHIBITS


EXHIBIT NUMBER                     DESCRIPTION


99.1     Statement Under Oath of Principal Executive Officer of The Pepsi
         Bottling Group, Inc. Regarding Facts and Circumstances Relating to
         Exchange Act Filings.

99.2     Statement Under Oath of Principal Financial Officer of The Pepsi
         Bottling Group, Inc. Regarding Facts and Circumstances Relating to
         Exchange Act Filings.